Exhibit 10.36

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment (the “Amendment”) to the Employment Agreement by and between William Lyon Homes, Inc., a California corporation (the “Company”), and Matthew R. Zaist, an individual (“Executive”) (collectively the “Parties” and individually a “Party”), dated as of September 1, 2012 (the “Agreement”), is hereby made and entered into effective as of March 6, 2013, by and between the Company and Executive. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Company and Executive desire to continue Executive’s employment with the Company in accordance with the terms and conditions of the Agreement, as amended by this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties set forth in this Amendment, and other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

1. All references in the Agreement to Executive’s position as “Executive Vice President of the Company” shall hereby be superseded and replaced with the position as “President and Chief Operating Officer of the Company.”

2. The references in Sections 2.1, 2.2 and 6.1.3 of the Agreement to the “President of the Company” or “President/Chief Operating Officer of the Company” as the person to whom Executive shall report directly shall hereby be superseded and replaced with “Chief Executive Officer of the Company.”

3. Section 3.1 of the Agreement is hereby amended to reflect that Executive’s salary shall be paid by the Company at an annual rate, effective as of March 11, 2013, of not less than $500,000 per year during the remainder of the Term.

4. Section 3.2 of the Agreement is hereby amended to reflect that the Target Cash Bonus shall not be less than 100% of Executive’s annual salary.

* * * * *

The Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with the terms and conditions thereof. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered and effective as of the date first written above.

“COMPANY” WILLIAM LYON HOMES, INC.

By:	/S/ WILLIAM H. LYON
William H. Lyon
Chief Executive Officer

“EXECUTIVE”

/S/ MATTHEW R. ZAIST
Matthew R. Zaist